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                                                                  EXHIBIT 99.2



                                                                     EXHIBIT A

                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
           BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                               CERTIFICATEHOLDERS
                                OCTOBER 15, 1996

Principal Distribution Amount                                    $0.00
Principal Per $1,000 Certificate                                 $0.00

Interest Distribution Amount                                   $64,228
Interest Per $1,000 Certificate                                  $5.29

Note Balance:
   Class A-1 Notes                                               $0.00
   Class A-2 Notes                                      $46,789,100.14
   Class A-3 Notes                                     $101,576,574.00

Note Pool Factor:
   Class A-1 Notes                                           0.0000000
   Class A-2 Notes                                           0.4480556
   Class A-3 Notes                                           1.0000000

Certificate Balance                                     $12,137,649.00

Certificate Pool Factor                                      1.0000000

Servicing Fee                                              $141,582.46
Servicing Fee Per $1,000 Certificate                             $0.47



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